EXHIBIT 32.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report (the "Report") on the Form 10-K of Dakota Creek Minerals, Inc. (the "Company") for the year ended August 31, 2012, as filed with the Securities and Exchange Commission on the date hereof, I, Kathy Sloan Chief Financial Officer, Secretary Treasurer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: January 14, 2013


/s/ Kathy Sloan
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Kathy Sloan
Chief Financial Officer, Secretary Treasurer and Director